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                                                                    EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-84808) of Illinois Power Company of our report dated April 4, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Houston, Texas
April 15, 2003